Exhibit 10.1

Institutional Financial Markets, Inc.

2929 Arch Street, 17th Floor

Philadelphia, PA 19104-2868

June 30, 2015

C&CO Europe Acquisition LLC

c/o Milly Cashman

The Bancorp

712 Fifth Avenue, 11th Floor

New York, NY 10019

Re: Share Purchase Agreement – Extension

Ladies and Gentlemen:

Reference is made to the Share Purchase Agreement, by and between IFMI, LLC, a Delaware limited liability company (“Seller”), and C&Co Europe Acquisition LLC, a Delaware limited liability company (“Buyer”), dated August 19, 2014 (as amended by that certain letter from Seller to Buyer dated March 26, 2015 (the “First Extension”), and as the same may be further amended from time to time, the “Agreement”). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement.

Pursuant to the First Extension, the Transaction Deadline was extended from March 31, 2015 until June 30, 2015. Representatives of the parties to the Agreement have discussed a further extension of the Transaction Deadline until December 31, 2015. Daniel G. Cohen, controlling equityholder of Buyer, has informed Seller that he will cause Buyer to seek the Regulatory Approvals necessary to consummate the transactions contemplated by the Agreement. The parties have also agreed that if the Agreement is terminated under the circumstances described herein, then, as the sole and exclusive remedy of Seller, (i) Daniel G. Cohen will pay $600,000 to Seller in respect of a portion of the legal and financial advisory fees and expenses incurred by Seller and the Special Committee (including fees paid by Seller to members of the Special Committee) in connection with the transactions contemplated by the Agreement since April 1, 2014 and (ii) the amendment to the Cohen Employment Agreement attached hereto as Exhibit A (the “Employment Agreement Amendment”) will become effective.

Therefore, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows (the “Amendment”):

1. Settlement of Intercompany Payable. The date “June 30, 2015” in Section 2.8 of the Agreement is hereby deleted and the date “December 31, 2015” is substituted in lieu thereof.

2. Transaction Deadline. The date “June 30, 2015” in Section 9.1(b)(ii) of the Agreement is hereby deleted and the date “December 31, 2015” is substituted in lieu thereof.

3. Regulatory Approvals. The following is hereby inserted immediately following Section 5.7(c) of the Agreement: “(d) Promptly, and in any event no later than July 31, 2015, Buyer shall, and Cohen shall cause Buyer to, make appropriate filings with the FCA with respect to the “Change of Controller” approval from the FCA in respect of the Companies and their Subsidiaries. Buyer shall, and Cohen shall cause Buyer to, otherwise comply with this Section 5.7.”

4. Expenses; Termination. If the Agreement is terminated prior to the Closing in accordance with its terms (as amended hereby), then (i) Cohen shall pay $600,000 to Seller in respect of a portion of the legal and financial advisory fees and expenses incurred by Seller and the Special Committee (including fees paid by Seller to members of the Special Committee) in connection with the transactions contemplated by the Agreement since April 1, 2014 and (ii) the Employment Agreement Amendment shall, automatically and without further action by the parties, become effective. The expense reimbursement and the effectiveness of the Employment Agreement Amendment shall be the exclusive remedies of Seller for any breach of or failure to perform or comply with the Agreement by Buyer, or any breach of or failure to perform or comply with this letter agreement by Buyer or Daniel G. Cohen.

5. Miscellaneous. In the event and to the extent of any inconsistency between the Agreement and the Amendment, the latter shall prevail. Except as amended by the Amendment, all provisions of the Agreement are hereby ratified and remain in full force and effect. This letter agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same agreement, and the same shall become effective when counterparts have been signed by each Party and each Party has delivered its signed counterpart to the other Party before 12:01 a.m., New York time, on July 1, 2015. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the Party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

[Signature page follows]

Please evidence your agreement to the foregoing by executing this letter agreement below, whereupon this letter agreement shall constitute a binding obligation of each of the parties.

Very truly yours, IFMI, LLC

By:	/s/ Lester Brafman
	Name:	Lester Brafman
	Title:	Chief Executive Officer

ACKNOWLEDGED AND AGREED: C&CO EUROPE ACQUISITION LLC

By:	/s/ Daniel G. Cohen
	Name:	Daniel G. Cohen
	Title:	Authorized Representative

/s/ Daniel G. Cohen
DANIEL G. COHEN

EXHIBIT A

Employment Agreement Amendment

[see attached]

IFMI, LLC

Institutional Financial Markets, Inc.

c/o Institutional Financial Markets, Inc.

2929 Arch Street, 17th Floor

Philadelphia, PA 19104-2868

June 30, 2015

Daniel G. Cohen

The Bancorp

712 Fifth Avenue, 11th Floor

New York, NY 10019

Re: Employment Agreement Amendment

Ladies and Gentlemen:

Reference is made to: (a) the Share Purchase Agreement, by and between IFMI, LLC, a Delaware limited liability company (“Seller”), and C&Co Europe Acquisition LLC, a Delaware limited liability company (“Buyer”), dated August 19, 2014 (as amended by that certain letter from Seller to Buyer dated March 26, 2015 (the “First Extension”), and that certain letter from Seller to Buyer dated the date hereof (the “Second Extension”), and as the same may be further amended from time to time, the “Purchase Agreement”); and (b) the Amended and Restated Employment Agreement, dated as of May 9, 2013 (the “Employment Agreement”), by and among Seller, Institutional Financial Markets, Inc. (the “Parent”), Daniel G. Cohen (the “Executive”), and, solely for purposes of Section 6.4 and 7.5 thereof, C&Co/PrinceRidge Holdings LP (n/k/a J.V.B. Financial Group Holdings, LP). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

Pursuant to the First Extension, the Transaction Deadline was extended from March 31, 2015 until June 30, 2015. Pursuant to the Second Extension, among other things, the Transaction Deadline is being extended to December 31, 2015. In connection with the execution and delivery of the Second Extension, the parties hereto (comprising all the parties required to amend the Employment Agreement) are entering into this letter agreement amending certain terms and conditions of the Employment Agreement (this “Employment Agreement Amendment”).

Therefore, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Section 5.2. Section 5.2(b)(ii) of the Employment Agreement is hereby amended by replacing the proviso thereto with the following:

“; provided, however, that in the event that the applicable calculation under either clause (a), (b) or (c), as applicable, of this Section 5.2(b)(ii) yields greater than One Million Dollars ($1,000,000), then the Executive shall receive a single-sum payment of One Million Dollars ($1,000,000) in lieu of such amount”

2. Effective Time. This Employment Agreement Amendment shall become effective upon a termination of the Purchase Agreement prior to the Closing in accordance with its terms (as amended by the Second Extension).

3. Miscellaneous. The Employment Agreement Amendment is limited as specified in this letter agreement and shall not constitute a modification, amendment or waiver of any other provision of the Employment Agreement. Except as specifically amended by the Employment Agreement Amendment, all other provisions of the Employment Agreement are hereby ratified and remain in full force and effect. This letter agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same agreement, and the same shall become effective when counterparts have been signed by each Party and each Party has delivered its signed counterpart to the other Party before 12:01 a.m., New York time, on July 1, 2015. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the Party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

[Signature page follows]

Please evidence your agreement to the foregoing by executing this letter agreement below, whereupon this letter agreement shall constitute a binding obligation of each of the parties.

Very truly yours, IFMI, LLC

By:	/s/ Lester Brafman
	Name:	Lester Brafman
	Title:	Chief Executive Officer

INSTITUTIONAL FINANCIAL MARKETS, INC.

By:	/s/ Lester Brafman
	Name:	Lester Brafman
	Title:	Chief Executive Officer

ACKNOWLEDGED AND AGREED:

/s/ Daniel G. Cohen
DANIEL G. COHEN

J.V.B. FINANCIAL GROUP HOLDINGS, LP

By:	/s/ Lester Brafman
	Name:	Lester Brafman
	Title:	Sole Member, Board of Managers